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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2005


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 333-112231           33-3416059
----------------------------     ------------      -------------------
(State or Other Jurisdiction     (Commission        (I.R.S. Employer
      of Incorporation)          File Number)      Identification No.)


4 World Financial Center
New York, New York                                         10281
-------------------------------                          ----------
(Address of Principal Executive                          (Zip Code)
           Offices)


Registrant's telephone number, including area code, is (212) 449-1000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.        OTHER EVENTS.

         On or about January 31, 2005, the Registrant will cause the issuance and sale of MLMI Series 2005-A1 Mortgage Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of January 1, 2005, between the Registrant as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, and Wachovia Bank, National Association, as trustee.

         In connection with the sale of the Certificates, the Registrant has been advised by Merrill Lynch Mortgage Investors, Inc. ("Underwriter") that the Underwriter has furnished to prospective investors certain information that may be considered "collateral term sheets" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-112231, which Collateral Term Sheets are being filed manually as exhibits to this report.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Collateral Term Sheets consist of the pages that appear after the Form SE cover sheet and the page headed "NOTICE". THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

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Item 9.01.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS


               ITEM 601(a) OF
               REGULATION S-K
EXHIBIT NO.      EXHIBIT NO.                      DESCRIPTION
-----------    --------------     -------------------------------------------
     1               99           Collateral Term Sheets--Collateral Term
                                  Sheets (as defined in Item 8.01) that have been provided by the Underwriter to certain prospective purchasers of Mortgage
                                  Pass-Through Certificates, MLMI Series
                                  2005-A1 (filed in paper pursuant to the
                                  automatic SEC exemption pursuant to Release
                                  33-7427, August 7, 1997)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                MERRILL LYNCH MORTGAGE
                                                INVESTORS, INC.

                                                By: /s/ Matthew Whalen
                                                   -----------------------------
                                                Name:  Matthew Whalen
                                                Title: Managing Director


Dated: January 11, 2005

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                                  EXHIBIT INDEX


                  ITEM 601(a) OF          SEQUENTIALLY
                  REGULATION S-K            NUMBERED
Exhibit Number     Exhibit No.             Description               Page
--------------    --------------     ----------------------     --------------
       1                99           Collateral Term Sheets     Filed Manually

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                                    EXHIBIT 1